                                 MAIRS AND POWER
                                GROWTH FUND, INC.



November 19, 2002                                             3RD QUARTER REPORT
To Our Shareholders:                                          September 30, 2002

     Mairs and Power Growth Fund shares registered a decline of 14.8% for the nine month period ending September 30, 2002 after adjustment for the June dividend. This compares favorably with declines of 28.2% for Standard & Poor's 500 Stock Index and 23.2% for the Dow Jones Industrial Average. The average domestic diversified stock fund had a loss of 26.6% according to Lipper, Inc. Our ten year average annual return of 15.3% once again placed us on the WALL STREET JOURNAL list of the fifty best performing mutual funds for the past 10-year period and within that list we ranked 7th among the diversified stock funds. FORBES Magazine, in the September 16th issue, presented its annual survey of mutual funds. The survey includes an Honor Roll of ten funds measured by performance, preservation of capital in declining markets, tax efficiency and continuity of management. Mairs and Power Growth Fund appeared on this list, as it has in five of the past six years, and ranked second. In addition, FORBES listed 20 stock funds which they recommended as Best Buys based on relatively high risk-adjusted returns as well as low overhead costs. The Fund appeared on that list as well, where it has also appeared in five of the past six years, and ranked third.

     Economic growth strengthened in the third quarter to a 3.1% annual rate. While many observers have been disappointed by the pace of the economy, growth has been at an average rate of 3% since the recovery began in the fourth quarter of 2001. Consumer spending rose at a 4.2% rate in the quarter and personal income continues firm, which augers well for continued growth in the fourth quarter, albeit at a slower rate. In the months ahead, the economy should respond to both fiscal and monetary stimulus, which always takes time to be effective. Fiscal policy has shifted from a federal surplus of $270 billion in early 2001 to a current deficit of about $200 billion. This is a huge swing, equal to almost 5% of Gross Domestic Product. Consumer spending should also be supported by the fact that real disposable incomes are rising because wages are rising faster than consumer prices. Interest rates are currently at a forty year low, which has allowed consumers to refinance mortgage debt at much lower rates, reducing debt service costs as a percentage of disposable income. The major concern for the economy is the increase in business caution. Industrial production has declined for the past two months as did output in the factory sector alone. Businesses should look more favorably on the future, as long as consumers keep spending. Consumers continue to have enough faith in the future to commit a sizable amount of future income to the purchase of a home. Recent sales of new homes have fueled housing starts to the highest level since 1986. Furthermore, increases in home buying always lift consumer spending for home-related goods. Therefore, we believe that moderate economic growth will continue in 2003 accompanied by a gradual further increase in corporate earnings. The stock market will continue to reflect concerns over terrorism and conflict in the Middle East. However, valuation levels appear compelling based upon our long-term confidence in the strength and resiliency of the U.S. economy.

     J. Thomas Simonet has retired from our Board of Directors after ten years of distinguished service. Throughout that period, his wise counsel has been invaluable and has been deeply appreciated. We will continue to hold him in high esteem as both a colleague and a friend. We are pleased to announce that Hon. Edward C. Stringer has been elected to our Board of Directors after his recent retirement as Associate Justice of the Minnesota Supreme Court. He had previously served as Executive Vice President, General Counsel and Chief Administrative Officer of the Pillsbury Co. as well as Counsel to the U.S. Department of Education.


George A. Mairs, President                          William B. Frels, Co-Manager

SCHEDULE OF INVESTMENTS                                                     SEPTEMBER 30, 2002
----------------------------------------------------------------------------------------------
NUMBER OF SHARES              COMMON STOCKS                                  MARKET VALUE
-----------------      --------------------------------                 -------------------
                       BASIC INDUSTRIES  11.8%
   728,100             BMC Industries, Inc.                                      $ 873,720
   450,000             Bemis Company, Inc.                                      22,230,000
   520,000             Ecolab, Inc.                                             21,699,600
   804,000             H. B. Fuller                                             21,386,400
   632,500             The Valspar Corporation                                  23,592,250
                                                                        -------------------
                                                                                89,781,970
                                                                        -------------------
                       CAPITAL GOODS  11.6%
   763,600             Donaldson Company, Inc.                                  26,214,388
 1,131,662             Graco Inc.                                               28,065,218
 1,280,100             MTS Systems Corporation                                  12,121,267
   580,000             Pentair, Inc.                                            21,558,600
                                                                        -------------------
                                                                                87,959,473
                                                                        -------------------
                       CONSUMER CYCLICAL  8.8%
   114,000             Arbitron, Inc. *                                          3,887,400
 1,210,000             Target Corporation                                       35,719,200
   485,800             The Toro Company                                         27,326,250
                                                                        -------------------
                                                                                66,932,850
                                                                        -------------------
                       CONSUMER STAPLE  10.4%
   744,000             General Mills, Inc.                                      33,048,480
 1,240,000             Hormel Foods Corporation                                 27,131,200
 1,200,000             SUPERVALU Inc.                                           19,380,000
                                                                        -------------------
                                                                                79,559,680
                                                                        -------------------
                       DIVERSIFIED  6.0%
   800,000             General Electric Company                                 19,720,000
   233,000             3M Company                                               25,623,010
                                                                        -------------------
                                                                                45,343,010
                                                                        -------------------
                       FINANCIAL  16.0%
   670,000             St. Paul Companies, Inc.                                 19,242,400
   890,000             TCF Financial Corporation                                37,673,700
 1,300,350             U.S. Bancorp                                             24,160,503
   840,000             Wells Fargo & Company                                    40,454,400
                                                                        -------------------
                                                                               121,531,003
                                                                        -------------------
                       HEALTH CARE  21.2%
   760,000             Baxter International, Inc.                               23,218,000
   560,000             Johnson & Johnson                                        30,284,800
   940,000             Medtronic, Incorporated                                  39,592,800
   375,000             Merck & Co.                                              17,141,250
   980,000             Pfizer Inc.                                              28,439,600
   630,000             St. Jude Medical, Inc. *                                 22,491,000
                                                                        -------------------
                                                                               161,167,450
                                                                        -------------------
                       TECHNOLOGY  8.9%
 2,100,000             ADC Telecommunications Inc. *                             2,415,000
 1,150,000             Ceridian *                                               16,387,500
 1,200,000             Corning, Inc. *                                           1,920,000
 1,287,030             eFunds Corp. *                                           12,073,628
   488,050             Emerson Electric Co.                                     21,444,917
   628,750             Honeywell International Inc.                             13,618,725
                                                                        -------------------
                                                                                67,859,770
                                                                        -------------------
                       UTILITIES  1.8%
   490,000             Verizon Communications                                   13,445,600
                                                                        -------------------

                       TOTAL COMMON STOCKS  96.5%                              733,580,806
                       SHORT TERM INVESTMENTS  3.6%
16,976,194             First American Prime Obligation Fund Class I             16,976,194
10,467,969             Merrill Lynch Institutional Money Market Fund            10,467,969
                                                                        -------------------
                                                                                27,444,163
                                                                        -------------------
                       TOTAL INVESTMENTS  100.1%                               761,024,969
                       OTHER ASSETS AND LIABILITIES (NET)  -0.1%                  (871,766)
                                                                        -------------------
                       NET ASSETS  100%                                       $760,153,203
                                                                        ===================

*    Non-income producing

STATEMENT OF NET ASSETS                                                                           AT SEPTEMBER 30, 2002
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at market value (cost $643,631,280)                                                          $  733,580,806
Cash                                                                                                         27,444,163
Dividends receivable                                                                                          1,056,762
Receivables for securities sold, not yet delivered                                                                    0
Prepaid expense                                                                                                 148,105
                                                                                                         --------------
                                                                                                            762,229,836
LIABILITIES
Accrued management fee                                                       $    391,134
Accrued custodian and transfer agent fee                                          110,217
Payable for securities purchased, not yet received                              1,575,282                     2,076,633
                                                                             ------------                --------------
NET ASSETS
Equivalent to $46.17 per share on 16,462,673 shares outstanding                                          $  760,153,203
                                                                                                         ==============

STATEMENT OF CHANGES IN NET ASSETS                                         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, December 31, 2001                                                                            $  679,026,689
Net investment income, per statement below                                   $  5,008,586
Distribution to shareholders                                                   (3,149,355)                    1,859,231
Fund shares issued and repurchased:                                          ------------
   Received for 5,477,760 shares issued                                       301,870,685
   Paid for 1,506,052 shares repurchased                                      (79,190,514)                  222,680,171
Decrease in unrealized net appreciation of investments                       ------------                  (145,657,487)
Net gain realized from sales of securities                                                                    2,244,599
                                                                                                         --------------
NET ASSETS, September 30, 2002                                                                           $  760,153,203
                                                                                                         ==============

STATEMENT OF NET INVESTMENT INCOME                                         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                $    9,559,043
Other income                                                                                                        838
                                                                                                         --------------
                                                                                                              9,559,881

EXPENSES
Management fee (Note A)                                                      $  3,653,365
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A)                                            481,913
Legal and auditing fees and expenses                                               23,596
Insurance                                                                          10,906
Other Fees and Expenses                                                           381,515                     4,551,295
                                                                             ------------                --------------
NET INVESTMENT INCOME                                                                                    $    5,008,586
                                                                                                         ==============

NOTE A: The investment management fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment manager. Investment management fees are paid to the manager pursuant to an advisory agreement approved by the Directors of the Fund. The management fee is computed each month at an annual rate of 0.60% of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to U.S. Bancorp Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a total of $80,750 for meetings scheduled during this nine month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the nine months ended September 30, 2002 aggregated $227,585,527 and $5,055,782, respectively.

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

                                 A NO-LOAD FUND

W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363
Investment Manager:  651-222-8478                  Shareholder Information: 800-304-7404
                              www.mairsandpower.com

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                            PER SHARE
                                                          ---------------------------------------------
                                                                          DISTRIBUTIONS      DIVIDENDS
                                                                           OF REALIZED        FROM NET
                        SHARES            TOTAL NET        NET ASSET       SECURITIES        INVESTMENT
     DATES            OUTSTANDING           ASSETS           VALUE            GAINS            INCOME
-------------         -----------       ------------      ----------      -------------      ----------
Dec. 31, 1982          1,701,884        $ 16,784,217      $     9.86          $    0.29       $   0.25
Dec. 31, 1983          1,763,184          18,972,177           10.76               0.35           0.24
Dec. 31, 1984          1,744,138          17,304,204            9.92               0.38           0.23
Dec. 31, 1985          1,713,476          21,553,457           12.58               0.43           0.23
Dec. 31, 1986          1,787,700          22,235,453           12.44               1.37           0.20
Dec. 31, 1987          1,828,278          19,816,097           10.84               1.15           0.24
Dec. 31, 1988          1,858,078          20,630,251           11.11               0.61           0.21
Dec. 31, 1989          1,733,168          22,630,081           13.06               0.92           0.22
Dec. 31, 1990          1,734,864          22,501,587           12.97               0.35           0.21
Dec. 31, 1991          1,808,046          31,440,529           17.39               0.79           0.20
Dec. 31, 1992          1,913,628          34,363,306           17.96               0.58           0.20
Dec. 31, 1993          2,012,570          39,081,010           19.42               0.61           0.22
Dec. 31, 1994          2,128,038          41,889,850           19.69               0.49           0.33
Dec. 31, 1995          2,490,650          70,536,880           28.32               0.76           0.28
Dec. 31, 1996          4,322,492         150,161,759           34.74               0.70           0.36
Dec. 31, 1997          9,521,030         412,590,619           43.34               0.96           0.39
Dec. 31, 1998         12,525,664         580,460,523           46.34               0.68           0.36
Dec. 31, 1999         11,771,794         546,836,085           46.46               2.74           0.47
Dec. 31, 2000         10,891,038         581,668,419           53.41               4.82           0.55
Dec. 31, 2001         12,490,964         679,026,689           54.36               2.00           0.51
Sep. 30, 2002         16,462,673         760,153,203           46.17                -             0.20

The above data has been adjusted to reflect the 2-for-1 stock split paid to shareholders on October 10, 2001.

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED SEPTEMBER 30, 2002)
                                ARE AS FOLLOWS:

1 YEAR: -4.8%                   5 YEARS: +6.6%                 10 YEARS: +15.3%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF
                              FUTURE PERFORMANCE.

  THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
                                 ORIGINAL COST.


                             OFFICERS AND DIRECTORS

  George A. Mairs, III           William B. Frels                 Peter G. Robb           Lisa J. Hartzell
 President and Director       Secretary and Director       Vice-President and Director        Treasurer

  Norbert J. Conzemius            Charlton Dietz             Charles M. Osborne           J. Thomas Simonet
        Director                     Director                     Director                     Director